FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                    PURSUANT TO SECTION 12(b) OR (g) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                          U.S. FRANCHISE SYSTEMS, INC.

         Delaware                                             58-2190911
  ----------------------                             -------------------------
 (State of incorporation                                   (I.R.S. Employer
     or organization)                                    Identification No.)


13 Corporate Square, Suite 250, Atlanta, Georgia               30329
------------------------------------------------             ----------
   (Address of principal executive offices)                  (Zip Code)


             Securities to be registered pursuant to Section 12(b)
                                  of the Act:

   Title of class                             Name of each exchange on which
to be so registered                           each class is to be registered

      None                                                  None
-------------------                           ------------------------------

             Securities to be registered pursuant to Section 12(g)
                                  of the Act:

                Class A Common Stock, par value $0.01 per share
                -----------------------------------------------
                                (Title of Class)



                               Page 1 of 4 Pages
                       Exhibit Index is Located on Page 4

Item 1.   Description of Registrant's Securities to be Registered.

The description of the Registrant's Class A Common Stock is incorporated by reference to the information appearing under the caption "Description of Capital Stock" on pages 51-54 of the Registrant's Preliminary Prospectus, which forms a part of Amendment No. 1 to the Registrant's Registration Statement on Form S-1 filed October 11, 1996 (File No. 333-11427).

Item 2.   Exhibits.

The following exhibits are filed as a part of this Registration Statement:

1. (a) Amended and Restated certificate of Incorporation of the Registrant incorporated by reference to Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (File No. 333-11427).

     (b) By-laws of the Registrant, as amended, incorporated by reference to Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (File No. 333-11427).

2. Form of specimen certificate for the Registrant's Class A Common Stock, incorporated by reference to Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (File No. 333-11427).



                               Page 2 of 4 Pages
                       Exhibit Index is Located on Page 4

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: October 17, 1996                  U.S. FRANCHISE SYSTEMS, INC.

                                        By: __________________________________
                                             Neal K. Aronson
                                             Executive Vice President
                                             and Chief Financial Officer



                               Page 3 of 4 Pages
                       Exhibit Index is Located on Page 4

                               INDEX TO EXHIBITS

Exhibit
Number                        Exhibit
------                        -------
1. (a) Amended and Restated Certificate of Incorporation of the Registrant incorporated by reference to Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (File No. 333-11427).

     (b) By-laws of the Registrant, as amended, incorporated by reference to Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (File No. 333-11427).

2. Form of specimen certificate for Registrant's Class A Common Stock incorporated by reference to Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (File No. 333-11427).


                               Page 4 of 4 Pages
                       Exhibit Index is Located on Page 4